Exhibit 10.2 AMENDMENT NO. TWO TO CODESHARE AGREEMENT THIS AMENDMENT NUMBER TWO TO THE CODESHARE AGREEMENT ( "Amendment Two"), dated as of the date of last signature below, is between Frontier Airlines, Inc. ("Frontier"), a corporation organized under the laws of Colorado, having its principal place of business at 4545 Airport Way, Denver, Colorado, 80239 United States of America, and Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. ("Volaris"), a company organized under the laws of Mexico having its principal office at Antonio Dovalí Jaime No. 70, Torre B, Pisa 13, Colonia Zedec Santa Fe, 01210, Álvaro Obregón, Ciudad de México, México, each of Frontier or Volaris may be referred to as a "Party" and may collectively be referred to as the "Parties" or as the "Carriers". WHEREAS, the Carriers have entered into that certain codeshare agreement dated January 16th , 2018 with respect to scheduled passenger air transportation services operated over one or more city pair routes served by the Carriers, which was amended by the Parties by Amendment No. One dated May 22, 2018 (as amended, the "Codeshare Agreement"). WHEREAS, the Carriers have agreed, subject to the terms and conditions hereof, to further amend the Codeshare Agreement to include the marketing of routes served by either Carrier, as more fully set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and promises in this Agreement, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Frontier and Volaris hereby agree as follows: 1. DEFINITIONS. Terms defined in the Codeshare Agreement shall have the same meanings herein unless otherwise defined herein or unless the context clearly requires otherwise. 2. AMENDMENTS TO THE CODESHARE AGREEMENT 2.1 Codeshare Agreement Schedule G. Schedule G (Codeshare Routes) shall be amended to add Annex A-1 to the routes currently set forth in Annex A to the Codeshare Agreement. 3. EFFECTIVE DATE. This Amendment Two shall become effective as of the date of last signature below. 4. Except as modified by this Amendment Two, all other terms and conditions set forth in the Codeshare Agreement shall remain in full force and effect and are hereby reaffirmed. In the event of any conflict or discrepancy between the Codeshare Agreement and this Amendment Two, the terms and conditions of this Amendment Two shall prevail.

Page 2 of 4 /s/ Howard Diamond General Counsel & Secretary 2-14-19 /s/ María Elena Rodríguez Asiain María Elena Rodríguez Asiain Corporate Finance Director /s/ Mario Geyne Pliego Mario Geyne Pliego Fleet Director IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Amendment Two as of the date first written above. Frontier Airlines, Inc. Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. By: Title: Date: By: Title: Date: By: Title: Date: [Signature page for Amendment Two to the Codeshare Agreement between Frontier Airlines, Inc. and Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V.]

ANNEXA-1 TO AMENDMENT TWO TO THE CODESHARE AGREEMENT SCHEDULEG CODESHARE ROUTES